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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                                   PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 21, 2000


                                 MEDIA 100 INC.
               (Exact name of Registrant as specified in charter)

        DELAWARE                 0-14779                     04-2532613
    (State or other         (Commission File              (I.R.S. Employer
      jurisdiction)              Number)                 Identification No.)


             290 DONALD LYNCH BOULEVARD, MARLBOROUGH, MA 01752-4748
              (Address of Principal Executive Offices) (Zip Code)


                                 (508) 460-1600
                Registrant's Telephone number including area code
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ITEM 5.  OTHER EVENTS.

On November 21, 2000, the Registrant issued a press release announcing lower revenue and earnings expectations for its fourth fiscal quarter ending November 30, 2000 and provided revenue and earnings guidance for the next fiscal year ending November 30, 2001. Reference is made to the press release which is included as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

Exhibit Number    Title

99                Press Release of the Registrant dated November 21, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDIA 100 INC.


                                       By /s/ Steven Shea
Date:  November 29, 2000               Steven Shea
                                       Chief Financial Officer and Treasurer
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                                  EXHIBIT INDEX


Exhibit Number    Description

99                Press Release of the Registrant dated November 21, 2000.